SUPPLEMENT DATED DECEMBER 30, 2020

TO THE SUMMARY PROSPECTUS

DATED AUGUST 31, 2020

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Global Income Fund (the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus dated August 31, 2020 and should be read in conjunction with such Summary Prospectus.

Portfolio Manager Changes

To reflect changes in Morningstar Investment Management LLC’s portfolio managers, the table following the “Fund Management” heading in the Summary Prospectus for the Fund is hereby removed and replaced with the following:

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Marta K. Norton, CFA	Chief Investment Officer and Portfolio Manager	Since Inception (November 2018)

Richard M. Williamson, CFA, CIPM	Portfolio Manager and Head of Outcome Based Strategies	December 2020

Hong Cheng, CFA	Portfolio Manager	December 2020

Clarification of Benchmark Description

To correct the description of the Morningstar Global Income Blended Index referenced in the “Average Annual Total Return” table in the Summary Prospectus for the Fund, footnote 1 of such table is hereby removed and replaced with the following:

1 The Morningstar Global Income Blended Index is composed of 75% Morningstar Global Markets NR Index and 25% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in developed and emerging countries across the world. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to those who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

Purchase and Sale of Fund Shares

Previously Fund shares were available to investors only through model portfolios designed and maintained by Morningstar Investment Management LLC, the adviser to the Funds. Fund shares are now also available through model portfolios designed and maintained by unaffiliated registered investment advisers. Accordingly, the first paragraph under the “Purchase and Sale of Fund Shares” heading in the Summary Prospectus for the Fund is hereby removed and replaced with the following:

Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants, and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.

Please retain this supplement for future reference.